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                                    EXHIBIT 10.3

                                   NOGATECH, INC.

                               1999 STOCK OPTION PLAN

       1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. The Company wishes the issuance of options to its employees in Israel to conform with the requirements of
Section 102 of the Israeli Income Tax Ordinance, and for this purpose the appended document Annex A amends this plan to so conform.

       2. DEFINITIONS. As used herein, the following definitions shall apply:

              a. "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

              b. "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

              c. "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

              d.     "BOARD" means the Board of Directors of the Company

              e. "CODE" means the Internal Revenue Code of 1986, as amended.

              f. "COMMITTEE" means any committee appointed by the Board to administer the Plan.

              g.     "COMMON STOCK" means the common stock of the Company.

              h.     "COMPANY" means Nogatech, Inc., a Delaware corporation.

              i. "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services as an independent contractor and is compensated for such services.

              j. "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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              k.     "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR
CONSULTANT" means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

              l. "CORPORATE TRANSACTION" means any of the following stockholder-approved transactions to which the Company is a party:

                     i. a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                     ii. the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

                     iii. any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

              m. "COVERED EMPLOYEE" means an Employee who is a covered employee under Section 162(m)(3) of the Code.

              n.     "DIRECTOR" means a member of the Board.

              o. "EMPLOYEE" means any person, including an Officer or Director, who is an employee of the Company or any Parent or Subsidiary of the Company for purposes of Section 422 of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute employment by the Company.

              p. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              q. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                     i. Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing sales price for a Share for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the

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Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                     ii. In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

              r. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

              s. "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

              t. "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              u. "OPTION" means a stock option granted pursuant to the Plan.

              v. "OPTION AGREEMENT" means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

              w. "OPTIONED STOCK" means the Common Stock subject to an Option.

              x. "OPTIONEE" means an Employee, Director or Consultant who receives an Option under the Plan.

              y. "PARENT" means a parent corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

              z. "PERFORMANCE - BASED COMPENSATION" means compensation qualifying as performance-based compensation under Section 162(m) of the Code.

              aa.    "PLAN" means this 1999 Stock Option Plan.

              bb.    "RULE 16b-3" means Rule 16b-3 promulgated under the
Exchange Act or any successor thereto.

              cc.    "SHARE" means a share of the Common Stock.

              dd.    "SUBSIDIARY" means a subsidiary corporation, whether now
or hereafter existing, as defined in Section 424(f) of the Code.

       3.     STOCK SUBJECT TO THE PLAN.

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              a.     Subject to the provisions of Section 10, below, the
maximum aggregate number of Shares of Common Stock which may be optioned and sold under the Plan is six million eighty-three thousand seventy-five(6,083,075) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

              b. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, such unissued or retained Shares of Common Stock as were subject to the Option shall become available for future grant under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

       4.     ADMINISTRATION OF THE PLAN.

              a.     PLAN ADMINISTRATOR.

                     i. ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                     ii. ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Options and may limit such authority by requiring that such Options must be reported to and ratified by the Board or a Committee within six (6) months of the grant date, and if so ratified, shall be effective as of the grant date.

                     iii. ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES. Notwithstanding the foregoing, grants of Options to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Options qualifying as Performance-Based Compensation. In the case of such Options granted to Covered

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Employees, references to the Administrator or to a Committee shall be deemed to be references to such Committee or subcommittee.

                     iv. ADMINISTRATION ERRORS. In the event an Option is granted in a manner inconsistent with the provisions of this subsection (a), such Option shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

              b. POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                     i. to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

                     ii. to determine whether and to what extent Options are granted hereunder;

                     iii. to determine the number of Shares to be covered by each Option granted hereunder;

                     iv. to approve forms of Option Agreement for use under the Plan;

                     v. to determine the terms and conditions of any Option granted hereunder;

                     vi. to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Optionees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

                     vii. to amend the terms of any outstanding Option granted under the Plan, including a reduction in the exercise price of any Option to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Option, provided that any amendment that would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent;

                     viii. to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

                     ix. to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

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              c.     EFFECT OF ADMINISTRATOR'S DECISION.  All decisions,
determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

       5. ELIGIBILITY. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator may determine from time to time.

       6.     TERMS AND CONDITIONS OF OPTIONS.

              a. DESIGNATION OF OPTIONS. Each Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.
However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

              b. CONDITIONS OF OPTION. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in vesting corresponding to the degree of achievement as specified in the Option Agreement.

              c. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five
(5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

              d. TRANSFERABILITY OF OPTIONS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only

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by the Optionee.  Non-Qualified Stock Options shall be transferable to the extent provided in the Option Agreement.

              e. TIME OF GRANTING OPTIONS. The date of grant of an Option shall for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

       7.     OPTION EXERCISE PRICE, CONSIDERATION AND TAXES.

              a. EXERCISE PRICE. Exercise Price. The exercise price for an Option shall be as follows:

                     i.     In the case of an Incentive Stock Option:

                            (1)    granted to an Employee who, at the time of
the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                            (2)    granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                     ii. In the case of Options intended to qualify as Performance-Based Compensation, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                     iii. In the case of a Non-Qualified Stock Option granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

              b. Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

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                     i.     cash;

                     ii.    check;

                     iii. delivery of Optionee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                     iv. surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                     v. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

                     vi. any combination of the foregoing methods of payment.

              c. TAXES. No Shares shall be delivered under the Plan to any Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option, the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

       8.     EXERCISE OF OPTION.

              a.     PROCEDURE FOR EXERCISE: RIGHTS AS A STOCKHOLDER.

                     i. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement.

                     ii. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Optioned Stock, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for

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which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 10, below.

              b. EXERCISE OF OPTION FOLLOWING TERMINATION OF EMPLOYMENT, DIRECTOR OR CONSULTING RELATIONSHIP.

                     i. TERMINATION. Upon termination of an Optionee's Continuous Status as an Employee, Director or Consultant, other than upon the Optionee's death or disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     ii. DISABILITY OF OPTIONEE. If an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise the Option to the extent the Option is vested on the date of termination, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement). If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                     iii. DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) to the extent vested on the date of death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

              c. BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such

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offer is made.

       9.     CONDITIONS UPON ISSUANCE OF SHARES.

              a. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              b. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

       10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

       11.    CORPORATE TRANSACTIONS.

              a. In the event of any Corporate Transaction, each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Option. However, an outstanding Option under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable Option with respect to shares of the capital stock of the successor corporation or Parent thereof, or (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option. The determination of Option comparability under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

              b. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor company or its Parent.

              c. The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the one hundred thousand dollar ($100,000) limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

       12. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

       13.    AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

              a. The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

              b. No Option may be granted during any suspension of the Plan or after termination of the Plan.

              c. Any amendment, suspension or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

       14.    RESERVATION OF SHARES.

              a. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

              b. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       15. NO EFFECT ON TERMS OF EMPLOYMENT. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

       16. STOCKHOLDER APPROVAL. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall terminate.

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                                     ANNEX A TO
                                   NOGATECH, INC.
                               1999 STOCK OPTION PLAN

                         ISRAELI SEC. 102 STOCK OPTION PLAN

1.     DESIGNATION AND PURPOSE OF THE ISRAELI PLAN

This Annex A to the Nogatech, Inc. 1999 Stock Option Plan (the "General Plan"), is the Israeli Sec. 102 Equity Incentive Plan (the "Israeli Plan") for key employees (including directors who are employees) and consultants of Nogatech Ltd., a wholly-owned Israeli subsidiary of Nogatech, Inc. (the "Company") in accordance with the terms and conditions set forth below. For the purposes of this Annex A, the Israeli Sec. 102 Stock Option Plan shall be referred to as such, or as the "Plan."

The Plan is being instituted in order to ensure that all issuances of options by the Company to employees, officers and consultants of Nogatech Ltd. conform with the provisions of Section 102 of the Israeli Income Tax Ordinance [New Version], 1961, the rules and regulations promulgated thereunder, from time to time ("Section 102").

2.     GENERAL PLAN INCORPORATED BY REFERENCE

The provisions of the General Plan shall apply to the Israeli Plan, MUTATIS MUTANDIS, except that the General Plan shall be deemed amended to incorporate the provisions herein and shall be interpreted in such a way as to ensure conformity with Section 102. Any provisions of the General Plan which are in violation of Section 102 shall not apply to the Israeli Plan. In the event of any conflicting provisions between the law applicable to the General Plan and the Israeli Law which is applicable to this Israeli Plan, the provisions of the Israeli Law shall prevail. In respect of issuances of Options under this Israeli Plan (as annexed to the General Plan), the Committee need not determine whether the issuances hereunder are "Incentive Stock Options" within the meaning of the US Federal Income Tax Code or "Non-Qualified Stock Options".

In the event of any conflict between the Israeli Plan and the General Plan, then the provisions of the Israeli Plan shall prevail.

All capitalized terms used in this Israeli Plan shall have the meanings designated in the General Plan, unless otherwise defined in this Israeli Plan.

3.    ELIGIBILITY

Options may be granted only to employees (including directors who are employees) and consultants of Nogatech Ltd.

4.     DEFINITIONS

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

The following definitions shall be applicable to the terms used in the Israeli Plan:

4.a "Committee" shall mean a Committee of the Board of Directors of the Company (the "Board"), or a group approved by the Board, established to administer the terms of the Israeli Plan. If no Committee is approved by the Board, then the Committee shall be the full Board.

4.b "Trust Agreement" means the agreement between the Company, Nogatech Ltd. and the Trustee as may be in effect from time to time specifying the duties and authority of the Trustee.

4.c "Trust Assets" means the Options or shares held by the Trustee under the Trust Agreement for the benefit of the Optionees pursuant to the Israeli Plan and the Trust Agreement.

4.d "Trustee" means the Trustee (and any successor Trustee) appointed by the Board to hold the Trust Assets.

5.     GRANT OF OPTIONS

Each Option granted for the benefit of a Optionee under the Israeli Plan shall be evidenced by a Stock Option Agreement, to be entered into by and between the Company, Nogatech Ltd. and such Optionee, in form and substance as may be from time to time approved by the Committee, which shall incorporate the provisions of the General Plan, as amended hereby, and the Trust Agreement by reference. In the event of any conflict between the terms and conditions of a Stock Option Agreement and the terms hereof, the terms hereof shall control.

6.     GRANT OF OPTIONS TO BE HELD BY TRUSTEE; DIVIDEND AND VOTING RIGHTS

6.a    GRANT OF OPTIONS TO BE HELD BY TRUSTEE

       (i) Each Option shall be issued to the Trustee to be held in trust for the benefit of the Optionee. All certificates representing Options shall be issued in the name of the Trustee under the Israeli Plan, shall be deposited with the Trustee, and shall be held by the Trustee until such time that the shares issued pursuant to the exercise of such Options are released as permitted under Section 102 and as further provided in the Israeli Plan.

       (ii) Anything herein to the contrary notwithstanding, no Option shall be released by the Trustee from trust until after two (2) years subsequent to the grant of the Option to the Trustee for the benefit of the Optionee (the "Earliest Release Date"). Subject to the terms hereof and the terms of the Option Agreement, at any time after the Earliest Release Date with respect to any Option, each Optionee may, after exercising the Options or any part thereof, require the Company to cause the Trustee to release the shares issued pursuant to the exercise of such

Options, provided that no shares shall be released by the Trustee to the Optionee unless and until such Optionee shall have deposited with the Trustee an amount of money which, in the Trustee's sole judgment, is sufficient and necessary for the discharge of such Optionee's tax obligations with respect to such Options and shares. Upon the release by an Optionee of any shares held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such release all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Optionee and shall report to such Optionee the amount so withheld and paid to said tax authorities.

6.b    DIVIDEND AND VOTING  No Optionee shall have any of the rights of a shareholder of the Company with respect to any Options or Shares which are to derive from the exercise of any Options, until such time as the Options are duly exercised. If upon the exercise of any Option, Shares are issued hereunder to the Trustee, the relevant Optionee shall be entitled to receive
(i) a proxy from the Trustee to vote the Shares that the Trustee holds for Optionee's benefit and (ii) any cash dividends paid with respect to such Shares.

7.     MAINTENANCE OF ASSETS BY TRUSTEE

The Trustee shall maintain records of the Options held for the benefit of each Optionee.

8.     METHOD OF EXERCISE OF OPTION

An Option shall be exercisable, in whole or in part, during the Option Period, upon delivery by the Optionee to each of the Trustee and the Company of a duly executed copy of the relevant notice of exercise in the prescribed form, specifying the number of Shares as to which such Option is being exercised. The notice to the Company shall be accompanied by full payment of the option exercise price thereof (the "Option Exercise Price") in NIS or in such currency as may be required by the Company or the Committee. If the exercise price is paid in any currency other than United States Dollars, the exchange rate shall be that reasonably specified by the Company at the time of exercise. The shares issued pursuant to exercise of the Options shall be delivered by the Company to the Trustee pursuant to the provisions of
Section 6(a) above, or upon the Trustee's confirmation that the Trustee has received an amount sufficient to pay the full withholding tax liability in accordance with Section 6 above, the Company shall deliver the shares directly to the Optionee, or the Optionee's nominee.

9.     ADMINISTRATION, AMENDMENT AND TERMINATION OF THE ISRAELI PLAN

The Board and the Committee shall have the same power and authority with respect to the administration, amendment and termination of the Israeli Plan as they hold in respect of the General Plan, except that no discretion or authority is hereby granted to the Board or the Committee so as to disqualify the Israeli Plan under Section 102.

10.    GOVERNING LAW

This Israeli Plan, and any dispute, controversy or claim arising out of, or relating to, any tax issue regarding the General Plan which might arise between (i) the Company, Nogatech Ltd., or the Trustee, and (ii) a Optionee who was granted an Option pursuant to this Israeli Plan, shall be governed and interpreted in accordance with the laws of the State of Israel.

                                     ANNEX A TO
                                   NOGATECH, INC.
                               1999 STOCK OPTION PLAN

                        ISRAELI SEC. 102 EQUITY OPTION PLAN

2.     DESIGNATION AND PURPOSE OF THE ISRAELI PLAN

This Annex A to the Nogatech, Inc. 1999 Stock Option Plan (the "General Plan"), is the Israeli Sec. 102 Equity Incentive Plan for key employees (including directors who are employees) and consultants of Nogatech Ltd., a wholly-owned Israeli subsidiary of Nogatech, Inc. (the "Company") in accordance with the terms and conditions set forth below. For the purposes of this Annex A, the Israeli Sec. 102 Equity Option Plan shall be referred to as such, or as the "Plan."

The Plan is being instituted in order to ensure that all issuances of options by the Company to employees, officers and consultants of Nogatech Ltd. conform with the provisions of Section 102 of the Israeli Income Tax Ordinance [New Version], 1961, the rules and regulations promulgated thereunder, from time to time ("Section 102") and the Israeli Tax Authorities (the "Tax Authority") authorization, received on ____________, to impose taxes on the shares underlined by the options when such shares are sold or transferred on the name of the Participant (the "Tax Ruling"), a copy of which is attached as Exhibit 1 together with a non-binding English translation of the Tax Ruling.

2.     GENERAL PLAN INCORPORATED BY REFERENCE

The provisions of the General Plan shall apply to the Plan, MUTATIS MUTANDIS, except that the General Plan shall be deemed amended to incorporate the provisions herein and shall be interpreted in such a way as to ensure conformity with Section 102. Any provisions of the General Plan which are in violation of Section 102 shall not apply to the Plan. In the event of any conflicting provisions between the law applicable to the General Plan and the Israeli Law which is applicable to this Israeli Sec. 102 Equity Incentive Plan, the provisions of the Israeli Law shall prevail. In respect of issuances of Options under this Plan (as annexed to the General Plan), the Committee need not determine whether the issuances hereunder are "Incentive Stock Options" within the meaning of the US Federal Income Tax Code or "Non-Qualified Stock Options".

 In the event of any conflict between the Plan and the General Plan, then the provisions of the Plan shall prevail.

All capitalized terms used in this Plan shall have the meanings designated in the General Plan, unless otherwise defined in this Plan.

3.     ELIGIBILITY

Options may be granted only to employees (including directors who are employees) and consultants of Nogatech Ltd.

4.     DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

4.1 "Committee" shall mean a Committee of the Board, or a group approved by the Board, established to administer the terms of the Plan. If no Committee is approved by the Board, then the Committee shall be the full Board.

4.2 "Trust Agreement" means the agreement between the Company, Nogatech Ltd. and the Trustee as may be in effect from time to time specifying the duties and authority of the Trustee.

4.3 "Trust Assets" means the Options or shares held by the Trustee under the Trust Agreement for the benefit of the Participants pursuant to the Plan and the Trust Agreement.

4.4 "Trustee" means the Trustee (and any successor Trustee) appointed by the Board of Directors of the Company ("Board") to hold the Trust Assets.

5.     GRANT OF OPTIONS

Each Option granted for the benefit of a Participant under the Plan shall be evidenced by a Stock Option Agreement, to be entered into by and between the Company, Nogatech Ltd. and such Participant, in form and substance as may be from time to time approved by the Committee, which shall incorporate the provisions of the General Plan, as amended hereby, and the Trust Agreement by reference. In the event of any conflict between the terms and conditions of a Stock Option Agreement and the terms hereof, the terms hereof shall control.

6.     GRANT OF OPTIONS TO BE HELD BY TRUSTEE; DIVIDEND AND VOTING RIGHTS

6.1    GRANT OF OPTIONS TO BE HELD BY TRUSTEE

6.1.1 Each Option shall be issued to the Trustee to be held in trust for the benefit of the Participant. All certificates representing Options shall be issued in the name of the Trustee under the Plan, shall be deposited with the Trustee, and shall be held by the Trustee until such time that the shares issued pursuant to the exercise of such Options are released as permitted under Section 102 and as further provided in the Plan.

6.1.2 Anything herein to the contrary notwithstanding, no Option shall be released by the Trustee from trust until after two (2) years subsequent to the grant of the Option to the Trustee for the benefit of the Participant (the "Earliest Release Date"). Subject to the terms hereof and the terms of the Option Agreement, at any time after the Earliest Release Date with respect to any Option, each Participant may, after exercising the Options or any part thereof, require the Company to cause the Trustee to release the shares issued pursuant to the exercise of such Options, provided that no shares shall be released by the Trustee to the Participant unless and until such Participant shall have deposited with the Trustee an amount of money which, in the Trustee's sole judgment, is sufficient and necessary for the discharge of such Participant's tax obligations with respect to such Options and shares. Upon the release by a Participant of any shares held in Trust, the Company shall (or shall cause the Trustee to) withhold from the proceeds of such release all applicable taxes, shall remit the amount withheld to the appropriate Israeli tax authorities, shall pay the balance thereof directly to such Participant and shall report to such Participant the amount so withheld and paid to said tax authorities.

6.2 DIVIDEND AND VOTING No Participant shall have any of the rights of a shareholder of the Company with respect to any Options or Shares which are to derive from the exercise of any Options, until such time as the Options are duly exercised. If upon the exercise of any Option, Shares are issued hereunder to the Trustee, the relevant Participant shall be entitled to receive (i) a proxy from the Trustee to vote the Shares that the Trustee holds for Participant's benefit and (ii) any cash dividends paid with respect to such Shares.

7.     MAINTENANCE OF ASSETS BY TRUSTEE

The Trustee shall maintain records of the Options held for the benefit of each Participant.

8.     METHOD OF EXERCISE OF OPTION

An Option shall be exercisable, in whole or in part, during the Option Period, upon delivery by the Participant to each of the Trustee and the Company of a duly executed copy of the relevant notice of exercise in the prescribed form, specifying the number of Shares as to which such Option is being exercised. The notice to the Company shall be accompanied by full payment of the option exercise price thereof (the "Option Exercise Price") in NIS or in such currency as may be required by the Company or the Committee. If the exercise price is paid in any currency other than United States Dollars, the exchange rate shall be that reasonably specified by the Company at the time of exercise. The shares issued pursuant to exercise of the Options shall be delivered by the Company to the Trustee pursuant to the provisions of Paragraph 6.1 above, or upon the Trustee's confirmation that the Trustee has received an amount sufficient to pay the full withholding tax liability in accordance with Paragraph 6 above, the Company shall deliver the shares directly to the Participant, or the Participant's nominee.

9.     ADMINISTRATION, AMENDMENT AND TERMINATION OF THE ISRAELI PLAN

The Board and the Committee shall have all power and authority with respect to the administration, amendment and termination of the Plan as they hold in respect of the General Plan, except that no discretion or authority is hereby granted to the Board or the Committee so as to disqualify the Plan under
Section 102.

10.    GOVERNING LAW

This Plan, and any dispute, controversy or claim arising out of, or relating to, any tax issue regarding the General Plan which might arise between (i) the Company, Nogatech Ltd., or the Trustee, and (ii) a Participant who was granted an Option pursuant to this Plan, shall be governed and interpreted in accordance with the laws of the State of Israel.